UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 21, 2006
LAND O’LAKES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota		55126

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 8.01 OTHER EVENTS
     On September 21, 2006, Moody’s Investors Service (“Moody’s”) upgraded selected debt facility ratings of Land O’Lakes, Inc., a Minnesota cooperative corporation (the “Company”), as follows:

Moody's Rating
Facility Ratings	From	To
$225 million senior secured revolving credit (2011)	Ba2	Ba1
$175 million 9.0% senior second secured (2010)	Ba3	Ba2
$196 million 8.75% senior unsecured (2011)	B1	Ba3
$191 million 7.45% Trust preferred (2028)	B2	B2 (Unchanged)

	From	To
Corporate Rating	Ba3	Ba3 (Unchanged)
Moody’s debt ratings outlook for the Company is stable. For further information on Moody’s rating action, please refer to Moody’s press release dated September 21, 2006.
The rating upgrades do not impact the interest rates associated with these facilities, and thus have no direct financial impact to the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: September 22, 2006	/s/ Peter Simonse
Peter Simonse
Vice President & Treasurer